UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: October 11, 2007
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commision File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On October 11, 2007, KB Home (the “Company”) announced that Domenico Cecere, the Company’s executive vice president and chief financial officer, will be retiring from the Company effective May 2008. A press release announcing his retirement is filed as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1 Press Release dated October 11, 2007 issued by KB Home.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 11, 2007

KB Home
By:	/s/ Wendy C. Shiba
Wendy C. Shiba
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 11, 2007 issued by KB Home.